Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of Claire’s Stores, Inc. (the “Company”) for the quarterly period ended April 28, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Conroy, Interim Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James G. Conroy
James G. Conroy
Interim Co-Chief Executive Officer
May 25, 2012